Exhibit 32.1


                CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Epolin, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    January 14, 2004    By: /s/ Murray S. Cohen
                              Murray S. Cohen,
                              Chairman of the Board and
                              Chief Executive Officer



Dated:    January 14, 2004    By: /s/ James Ivchenko
                              James Ivchenko,
                              President (Principal Financial Officer)